EXHIBIT 10.5


LAURENCE E. MULLINS
Financial Consultant



February 5, 1996



Securities and Exchange Commission
450 5th Street, NW
Washington, DC  20549

Re:  Health Management Inc.
     File No. 33-00139-A

Gentlemen:

I have read Item 4 of the Form 8-K of Nouveau International, Inc. dated January 18, 1996, and agree with the statement contained therein.

Very truly yours,



/s/  Laurence E. Mullins
-------------------------
     Laurence E. Mullins




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